                                                                   Exhibit 10.38

     THE WARRANTS REPRESENTED BY THIS CERTIFICATE AND THE UNDERLYING SHARES WHICH MAY BE ACQUIRED UPON EXERCISE HEREOF HAVE BEEN ACQUIRED FOR INVESTMENT ONLY AND NOT WITH A VIEW TO DISTRIBUTION THEREOF. THE WARRANTS REPRESENTED BY THIS CERTIFICATE AND THE UNDERLYING SHARES WHICH MAY BE ACQUIRED UPON EXERCISE HEREOF HAVE BEEN ACQUIRED FOR INVESTMENT ONLY AND NOT WITH A VIEW TO DISTRIBUTION THEREOF. THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES LAWS OF ANY JURISDICTION. THE WARRANTS REPRESENTED BY THIS CERTIFICATE AND THE UNDERLYING SHARES WHICH MAY BE ACQUIRED UPON EXERCISE MAY NOT BE SOLD OR OFFERED FOR SALE UNLESS AN APPROPRIATE REGISTRATION STATEMENT UNDER APPLICABLE SECURITIES LAWS IS THEN IN EFFECT WITH RESPECT THERETO, OR UNLESS AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER IS PROVIDED THAT REGISTRATION IS NOT REQUIRED UNDER SUCH LAWS.

                                                         Warrant to Purchase

Date:  November 6, 1998                                        40,000

                                                        Shares of Common Stock,
                                                        as herein described

No. W-1

                    American TeleSource International Inc.


                       --------------------------------

                         Common Stock Purchase Warrant

                       --------------------------------


     ARTICLE 1.     General Provisions.

     Section 1.01.  This certifies that

                                  Rocky Dazzo
                          (herein called the Holder)

is entitled to purchase, at any time on or after the date set forth on the cover page hereto (the "Effective Date") and on or before November 6, 1999 (the "Expiration Date"), that number of fully paid and nonassessable shares of Common Stock, without par value, of American TeleSource International, Inc., a Delaware corporation (the "Company"), set forth on the cover page hereto, at the exercise price of One Dollar and Six Cents (U.S. $1.06) per share subject to adjustment as hereinafter provided.

     ARTICLE 2.     Duration and Exercise of Warrants.

     Section 2.01. Duration of Warrants. Subject to the other provisions hereof, this Warrant may be exercised at any time on or after the Effective Date and prior to the close of business on the Expiration Date.

     Section 2.02. Terms of Exercise. This Warrant shall entitle the holder hereof to purchase the number of shares of Common Stock set forth in Article 1, subject to adjustment as herein provided (the "Warrant Shares"), upon payment of the amount per share, subject to adjustment as herein provided (the "Exercise Price").

     Section 2.03.  Exercise of Warrant.

            (a) This Warrant may be exercised in whole or in part by surrendering it, together with a subscription in the form attached hereto duly executed, accompanied by a certified or official bank check (or such other form of payment as the Company may accept) in payment of the Exercise Price. No fractional shares are issuable upon exercise of this Warrant. Warrants may be surrendered at the Company's corporate offices at the address indicated herein, or as such corporate office may be relocated from time to time.

            (b) This Warrant shall be exercisable during the period provided in Section 2.01 at any time in whole or from time to time in part. Promptly after the Warrant has been so exercised, the Company shall issue and deliver or cause to be delivered to, or upon the order of, the holder of the Warrant, in such name or names as may be directed by such holder, a certificate or certificates for the number of full Warrant Shares to which such holder is entitled and, if this Warrant shall not have been exercised in full, a new Warrant for the number of shares of Common Stock as to which this Warrant shall not have been exercised. This Warrant, when so surrendered, shall be cancelled by or on behalf of the Company.

     Section 2.04.  Common Stock Issued Upon Exercise of Warrant.

            (a) All Warrant Shares shall be duly authorized, validly issued, fully paid and nonassessable. The Company shall pay all documentary stamp taxes attributable to the initial issuance of Warrant Shares. The Company shall not be required, however, to pay any tax imposed in connection with any transfer involved in the issue of the Warrant Shares in a name other than that of the holder of this Warrant upon exercise. In such case, the Company shall not be required to issue any certificate for Warrant Shares until the person or persons requesting the same shall have paid to the Company the amount of any such tax or shall have established to the Company's satisfaction that the tax has been paid or that no tax is due.

            (b) Irrespective of the date of issue of certificates for any Warrant Shares acquired upon exercise of this Warrant, each person in whose name any certificate is issued shall be deemed to have become the holder of record of the Warrant Shares represented thereby on the date on which this Warrant was exercised and payment of the Exercise Price was tendered as provided in Section
2.03 with respect to such Warrant Shares. Prior to such date, the Holder shall have no rights as a Stockholder with respect to unissued Warrant Shares.

     ARTICLE 3.     Anti-Dilution Provisions.

     Section 3.01. Adjustment of Exercise Price and Number of Warrant Shares. The Exercise Price shall be subject to adjustment from time to time as provided in this Article 3. Upon each adjustment of the Exercise Price, the holder of this Warrant shall be entitled to purchase, at the Exercise Price resulting from such adjustment, the number of Warrant Shares, calculated to the nearest full share, obtained by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of Warrant Shares purchasable pursuant to the provisions of this Warrant immediately prior to such adjustment and dividing the product thereof by the Exercise Price resulting from such adjustment.

     Section 3.02. Stock Dividends. If the Company shall declare a dividend or any other distribution upon any capital stock which is payable in shares of Common Stock, the Exercise Price shall be reduced to the quotient obtained by dividing (i) the number of shares of Common Stock outstanding immediately prior to such declaration multiplied by the then effective Exercise Price by (ii) the total number of shares of Common Stock outstanding immediately after such declaration. All shares of Common Stock and all convertible securities issuable in payment of any dividend or other distribution upon the capital stock of the Company shall be deemed to have been issued or sold without consideration.

     Section 3.03. Stock Splits and Reverse Stock Splits. If the Company shall subdivide its outstanding shares of Common Stock into a greater number of shares, the Exercise Price shall be proportionately reduced and the number of Warrant Shares issuable upon exercise of this Warrant shall be proportionately increased. If the Company shall combine the outstanding shares of Common Stock into a smaller number of shares, the Exercise Price shall be proportionately increased and the number of Warrant Shares issuable upon exercise of this Warrant shall be proportionately decreased.

     Section 3.04. Reorganizations. If any capital reorganization or reclassification of the Company, or any consolidation or merger of the Company with another corporation, shall be effected in such a way that the holders of the Common Stock shall be entitled to receive securities or assets with respect to or in exchange for shares of Common Stock, adequate provision shall be made, prior to and as a condition of such reorganization, reclassification, consolidation or merger whereby the holder of this Warrant shall have the right to receive, upon the terms and conditions specified herein and in lieu of the Warrant Shares otherwise receivable upon the exercise of this Warrant, such securities or assets as may be issued or payable with respect to or in exchange for the number of outstanding shares of Common Stock equal to the number of Warrant Shares otherwise receivable had such reorganization, reclassification, consolidation or merger not taken place. In any such case appropriate provision shall be made with respect to the rights and interests of such holder so that the provisions of this Warrant shall be applicable with respect to any securities or assets thereafter deliverable upon exercise of this Warrant.

     Section 3.05. Form of Warrant. This Warrant need not be changed because of any adjustment to the Exercise Price or any change in the amount or nature of securities issuable or deliverable pursuant to this Article 3. The Company may, however, in its discretion, at any time change the form of Warrants to reflect any such change in the amount or nature of securities issuable or deliverable upon exercise, provided such change in form does not otherwise affect the substance thereof.

     ARTICLE 4.     Other Provisions for Protection of Warrantholders.

     Section 4.01. Reservation of Shares. The Company shall at all times reserve and keep available such number of shares of its authorized but unissued Common Stock as shall from time to time be sufficient to permit the exercise of all outstanding Warrants. If at any time the number of authorized but unissued shares of Common Stock shall not be sufficient for such purpose, the Company will take such action as, in the opinion of its counsel, may be necessary to increase its authorized but unissued Common Stock to such number of shares as shall be sufficient for such purpose.

     Section 4.02. Lost and Misplaced Warrant Certificates. If any Warrant becomes lost, stolen, mutilated or destroyed, the Company will, on such terms as to indemnity or otherwise as it may in its discretion impose, issue a new Warrant of like denomination, tenor and date as the Warrant so lost, stolen, mutilated or destroyed. Any such new Warrant shall constitute an original contractual obligation of the Company, whether or not the allegedly lost, stolen, mutilated or destroyed Warrant shall at any time be enforceable by anyone.

     ARTICLE 5.     Transfer and Ownership of Warrants.

     Section 5.01. Transferability and Nonnegotiability of Warrant. This Warrant may not be transferred or assigned in whole or in part without compliance with all applicable federal and state securities laws by the transferor and the transferee (including the delivery of investment representation letters and legal opinions reasonably satisfactory to the Company, if such are requested by the Company). Subject to the provisions of this Warrant with respect to compliance with the Securities Act of 1933, as amended (the "Act"), title to this Warrant may be transferred by endorsement (by the Holder executing the Assignment annexed hereto) and delivery in the same manner as a negotiable instrument transferable by endorsement and delivery.

     Section 5.02. Exchange of Warrants. At any time after the issuance and prior to expiration, this Warrant may be surrendered at the corporate offices of the Company for exchange and, upon cancellation hereof, one or more new Warrants shall be issued as requested by the holder for the same aggregate number of shares.

     Section 5.03. Compliance with Securities Laws. The Holder of this Warrant, by acceptance hereof, acknowledges that this Warrant and the shares of Common Stock to be issued upon exercise hereof are being acquired solely for the Holder's own account and not as a nominee for any other party, and for investment, and that the Holder will not offer, sell or otherwise dispose of this Warrant or any shares of Common Stock to be issued upon exercise hereof except under circumstances that will not result in a violation of the Act or any state securities laws. Upon exercise of this Warrant, the Holder shall, if requested by the Company, confirm in writing, in form satisfactory to the Company, that the shares of Common Stock so purchased are being acquired solely for the Holder's own account and not as a nominee for any other party, for investment, and not with a view toward distribution or resale. All shares of

Common Stock issued upon exercise hereof shall be stamped or imprinted with a legend substantially similar form to the legend appearing at the top of this Warrant.

     ARTICLE 6.     Miscellaneous Provisions.

     Section 6.01. Applicable Law. This Warrant and the provisions contained herein shall be governed by and construed in accordance with the laws of the jurisdiction of incorporation of the Company.

     Section 6.02. Notices. Any notice pursuant to this Agreement to be given to the Company shall be sufficiently given if sent by first-class mail, postage prepaid, addressed (until Warrant holders of record are advised in writing of any other address) as follows:

                    American TeleSource International Inc.
                    12500 Network Boulevard, Suite 407
                    San Antonio, Texas  78249

     IN WITNESS WHEREOF, this Warrant has been executed on behalf of the Company as of the date first written above.

                                AMERICAN TELESOURCE INTERNATIONAL, INC.


                                By:  /s/ Arthur L. Smith
                                   ------------------------------------------
                                   Name:  Arthur L. Smith
                                   Title: Chairman and CEO

                  ADDITIONAL SIGNATURE PAGE TO COMMON STOCK
                  PURCHASE WARRANT OF AMERICAN TELESOURCE
                  INTERNATIONAL, INC.

     IN WITNESS WHEREOF, this Warrant has been executed on behalf of the Holder on _______________, 19___.

Individual:                                   /s/ Rocky Dazzo
                                    -------------------------------------
                                            (Signature of Holder)

                                                 Rocky Dazzo
                                    ------------------------------------
                                           (Printed Name of Holder)

Corporation or Other Entity:
                                    ------------------------------------

                                    By:
                                       ---------------------------------

                                    Printed Name:
                                                 -----------------------

                                    Title:
                                          ------------------------------

                                  ASSIGNMENT

     (to be executed by the registered holder to effect a transfer of the within Warrant, subject to the restrictions on assignment set forth in the Warrant).

     FOR VALUE RECEIVED, the undersigned registered holder hereby sells, assigns and transfers unto


     -------------------------------------------------------------------
     (Name)

     -------------------------------------------------------------------
     (Address)

     -------------------------------------------------------------------

the right to purchase the Common Stock evidenced by the within Warrant, and does irrevocably constitute and appoint _____________ ___________________ to transfer the said right on the books of the Company, with full power of substitution.

Dated:  ________________________, 19___

     SIGNATURE
              -----------------------------------------------------------

-------------------------------------------------------------------------

          NOTICE: The signature to this Assignment must correspond with the name as written upon the face of the within Warrant, in every particular, without alteration or change whatsoever, and must be guaranteed by a bank or trust company, or by a firm having membership on a registered national securities exchange.

          (SUBSCRIPTION FORM TO BE EXECUTED UPON EXERCISE OF WARRANT)

     The undersigned, registered holder or assignee of such registered holder of the within Warrant, hereby (1) subscribes for _____ shares of Common Stock which the undersigned is entitled to purchase under the terms of the within Warrant,
(2) makes the full cash payment therefor called for by the within Warrant, and
(3) directs that the Common Stock issuable upon exercise of said Warrant be issued as described hereunder.

                        -------------------------------------------------
                        (Name)

                        -------------------------------------------------
                        (Address)

                        -------------------------------------------------
                        (Signature)

Dated:
      --------------------------

-------------------------------------------------------------------------

          NOTICE: The signature to this Assignment must correspond with the name as written upon the face of the within Warrant, in every particular, without alteration or change whatsoever, and must be guaranteed by a bank or trust company, or by a firm having membership on a registered national securities exchange.